UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2008

ERF Wireless Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-27467	76-0196431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2911 South Shore Boulevard, Suite 100, League City, Texas	77573
(Address of principal executive offices)	(Zip Code)

(281) 538-2101

(Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 2008, ERFW completed the purchase of substantially all the assets from Centramedia, Inc. (the "Business"). The assets purchased include substantially all of the assets associated with the Internet operations of Centramedia including the current customer base, inventory, equipment, contract rights, vehicles, Internet address space, general intangibles, certain real property and wireless broadband equipment infrastructure comprising the network that covers a geographic area covering certain cities in the Texas Panhandle, including Pampa, Borger, Clarendon, Perryton, Skellytown, McLean, Shamrock, Howardwick, White Deer and Wheeler City, Texas, as well as surrounding areas in Ochiltree, Hutchinson, Gray, Wheeler, and Roberts counties.

The asset purchase agreement required ERFW to pay aggregate consideration of $2,000,000 plus the assumption of certain operating liabilities. These liabilities include all of the liabilities:

a.	arising in connection with the operation of the Business by the Purchaser after the closing date,
b.
arising after the closing date in connection with the performance by the Purchaser of the contracts and agreements associated with the Business assigned to Purchaser, including; ISP Subscriber Agreements, tower leases, telecomm and bandwidth costs, office lease with the City of Pampa and utilities in effect pertaining to the Business, and the Equipment Purchase, Monitoring and Maintenance Agreements in existence with all customers and

c.	Accounts payable outstanding, if any remained unpaid by Seller, as of the closing date as limited and subject to the adjustments set forth in section 1.7 – Adjustments to Purchase Price.

At the time of the transaction, there were no material relationships between the Seller and ERFW or any of its affiliates, or any director or officer of ERFW, or any associate of any such officer or director.

The sole purpose of this Amendment 1 to Form 8-K dated January 7, 2009, is to file such required financial information in accordance with item 9.01.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. See Item 9.01(a) attached herewith.

EXHIBIT 99.1 – Audited Financial Statements of Centramedia, Inc. For the years ended December 31, 2008.

(b)	PRO FORMA FINANCIAL INFORMATION. See Item 9.01(b) attached herewith

EXHIBIT 99.3 – Pro Forma Consolidated Balance Sheets for ERFW and Centramedia, Inc., at December 31, 2008 and Pro Forma Statements of Operations for ERFW and Centramedia, INC., for the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 19, 2009

/s/ H. Dean Cubley
H. Dean Cubley
Chief Executive Officer
(Principal Executive Officer)